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                                                                     EXHIBIT 4.M

                                 AMENDMENT NO. 3
                                       TO
                    POST-PETITION LOAN AND SECURITY AGREEMENT


     This AMENDMENT NO. 3 TO POST-PETITION LOAN AND SECURITY AGREEMENT (this "Amendment") dated March 3, 2000, is by and among BANK OF AMERICA, N.A. ("Agent"), the Lenders signatory hereto, FRUIT OF THE LOOM, INC. ("Borrower"), and FRUIT OF THE LOOM, LTD. and certain domestic Subsidiaries of Borrower ("Guarantors").

     WHEREAS, the parties hereto are parties to a Post-Petition Loan and Security Agreement dated as of December 29, 1999 (as from time to time amended, the "Loan Agreement"); and

     WHEREAS, the parties hereto desire to amend the Loan Agreement as herein set forth:

     NOW, THEREFORE, for and in consideration of the mutual covenants set forth herein and in the Loan Agreement, the parties hereto agree as follows:

     1.   Amendments.

          (a) The fiscal period ending December 30, 2000 is added to the definition of Fiscal Quarter.

          (b) The ERISA Section cited in the definition of Reportable Event is changed from Section 4043(b) to 4043(c).

          (c) The deadline for wiring funds set forth in Section 2.2(g) is changed from noon (Chicago time) to 3:00 p.m. (Chicago time).

          (d) Consistent with the Final Order, the Carve-Out amount referred to in Section 6.18(c) is increased from $5,000,000 to $6,000,000.

          (e) The minimum amount of assignments and the minimum hold requirement set forth in Section 13.2 are each reduced from $10,000,000 to $5,000,000.

     2. Conditions to Effectiveness. This Amendment shall be effective upon satisfaction of the following conditions precedent:

          (a) Execution and delivery of this Amendment by Majority Lenders, Borrower and Guarantors; and

          (b) Approval by the Bankruptcy Court or the official committee of unsecured creditors appointed in the Bankruptcy Cases.


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     3.   Reference to and Effect Upon the Loan Agreement.

          (a) Except as specifically amended above, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

     4. Defined Terms. Except as otherwise defined herein, all defined terms herein shall have the meanings ascribed thereto in the Loan Agreement.

     5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     6. Headings. Section headings in this amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                            (signature page follows)





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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                       BANK OF AMERICA, N.A.,
                                       as Agent and Lender


                                       By:
                                          --------------------------------------
                                       Name:    Beverly J. Gray
                                       Title:   Senior Vice President


                                       AMSOUTH BANK, as Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                                --------------------------
                                       Title:
                                                --------------------------


                                       THE BANK OF NOVA SCOTIA, as Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                                --------------------------
                                       Title:
                                                --------------------------



                                       CIT GROUP/COMMERCIAL SERVICES, INC., as
                                       Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                                --------------------------
                                       Title:
                                                --------------------------


                                       CITICORP USA, INC., as Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                                --------------------------
                                       Title:
                                                --------------------------



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                                       CONGRESS FINANCIAL CORPORATION
                                       (CENTRAL), as Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                                --------------------------
                                       Title:
                                                --------------------------



                                       CREDIT AGRICOLE INDOSUEZ, as Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                                --------------------------
                                       Title:
                                                --------------------------


                                       CREDIT SUISSE FIRST BOSTON, as Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                                --------------------------
                                       Title:
                                                --------------------------


                                       debis FINANCIAL SERVICES, INC., as Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                                --------------------------
                                       Title:
                                                --------------------------





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                                       FLEET CAPITAL CORPORATION, as Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                                --------------------------
                                       Title:
                                                --------------------------

                                       FOOTHILL CAPITAL CORPORATION, as Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                                --------------------------
                                       Title:
                                                --------------------------



                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION, as Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                                --------------------------
                                       Title:
                                                --------------------------



                                       GMAC BUSINESS CREDIT, LLC, as Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                                --------------------------
                                       Title:
                                                --------------------------


                                       HELLER FINANCIAL, INC., as Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                                --------------------------
                                       Title:
                                                --------------------------




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                                       LASALLE BUSINESS CREDIT, INC., as Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                                --------------------------
                                       Title:
                                                --------------------------



                                       NATIONAL CITY COMMERCIAL FINANCE, INC.,
                                       as Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                                --------------------------
                                       Title:
                                                --------------------------


                                       THE PROVIDENT BANK, as Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                                --------------------------
                                       Title:
                                                --------------------------


                                       TRANSAMERICA BUSINESS CREDIT
                                       CORPORATION, as Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                                --------------------------
                                       Title:
                                                --------------------------





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                                       BORROWER
                                       in its capacity as
                                       debtor-in-possession:
                                       FRUIT OF THE LOOM, INC.,
                                       a Delaware corporation


                                       By:
                                          --------------------------------------
                                       Name:  Brian J. Hanigan
                                       Title:  Vice-President and Treasurer




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GUARANTORS
each in its capacity as
debtor-in-possession:
                               MARTIN MILLS, INC.,
                               a Louisiana corporation

                               PRO PLAYER, INC.,
                               a New York corporation

                               RABUN APPAREL, INC.,
                               a Georgia corporation

                               SALEM SPORTSWEAR CORPORATION,
                               a Delaware corporation

                               UNION SALES, INC.,
                               a Delaware corporation

                               UNION YARN MILLS, INC.,
                               an Alabama corporation

                               WHITMIRE MANUFACTURING, INC.,
                               a South Carolina corporation

                               WINFIELD COTTON MILL, INC.,
                               an Alabama corporation

                               FTL REGIONAL SALES COMPANY, INC.,
                               a Delaware corporation

                               LEESBURG YARN MILLS, INC.,
                               an Alabama corporation

                               SALEM SPORTSWEAR, INC.,
                               a New Hampshire corporation

                               FRUIT OF THE LOOM TRADING COMPANY,
                               a Delaware corporation

                               UNION UNDERWEAR COMPANY, INC.,
                               a New York corporation

                               ALICEVILLE COTTON MILL, INC.,
                               an Alabama corporation




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                               THE B.V.D. LICENSING CORPORATION,
                               a Delaware corporation

                               FAYETTE COTTON MILL, INC.,
                               an Alabama corporation

                               FOL CARIBBEAN CORPORATION,
                               a Delaware corporation

                               FRUIT OF THE LOOM ARKANSAS, INC.,
                               an Arkansas corporation

                               FRUIT OF THE LOOM CARIBBEAN, INC.,
                               a Delaware corporation

                               FRUIT OF THE LOOM, INC.,
                               a New York corporation

                               FRUIT OF THE LOOM TEXAS, INC.,
                               a Texas corporation

                               FTL SALES COMPANY, INC.,
                               a New York corporation

                               GITANO FASHIONS LIMITED,
                               a Delaware corporation

                               GREENVILLE MANUFACTURING, INC.,
                               a Mississippi corporation

                               JET SEW TECHNOLOGIES, INC.,
                               a New York corporation

                               NWI LAND MANAGEMENT, INC.,
                               a Delaware corporation

                               ARTEX MANUFACTURING COMPANY, INC.,
                               a Delaware corporation

                               FTL INVESTMENTS, INC.,
                               a Delaware corporation

                               LEESBURG KNITTING MILLS, INC.,
                               an Alabama corporation





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                               DEKALB KNITTING CORP.,
                               an Alabama corporation

                               SHERMAN WAREHOUSE CORP.,
                               a Mississippi corporation

                               FTL SYSTEMS, INC.,
                               a Tennessee corporation


                               By:
                                    ------------------------------------------
                               Name:    Brian J. Hanigan
                               Title:   Vice President and a Financial Officer
                                        of each of the foregoing entities
                                        identified as a Guarantor

                               FRUIT OF THE LOOM, LTD.,
                               a Cayman Islands corporation


                               By:
                                    ------------------------------------------
                               Name:
                                      ----------------------------------------
                               Title:
                                      ----------------------------------------








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